UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                _________________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 31, 2005

                                _________________

                          TEMECULA VALLEY BANCORP INC.
             (Exact name of Registrant as specified in its charter)

          California                                      46-0476193
       (State or other              (Commission        (I.R.S. Employer
 jurisdiction of incorporation)     File Number)     Identification Number)

               27710 Jefferson Avenue
                     Suite A100
                Temecula, California                        92590
      (Address of principal executive offices)            (Zip code)

       Registrant's telephone number, including area code: (951) 694-9940

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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


Item 4.01 - Changes in Registrant's Certifying Accountant.

     At an Audit Committee meeting of the Board of Directors of Temecula Valley Bancorp Inc. held on August 31, 2005, by unanimous approval OF the Audit Committee members, Crowe Chizek and Company LLP ("Crowe Chizek"), independent auditors, was selected to audit the Company's financial statements for the fiscal year ended December 31, 2005. The engagement letter with Crowe Chizek has not been completed but their engagement is anticipated to commence within the current quarter (4th quarter 2005).


     Crowe Chizek will replace Vavrinek, Trine, Day & Co., LLP. ("Vavrinek"). As reported in a Form 8-K filed on April 19, 2005, Vavrinek has audited the accounts of Temecula Valley Bank, our principal subsidiary, since 1996 and of our Company, Temecula Valley Bancorp Inc., since its creation in mid-2002. The resignation was prompted by the fact that, by mutual agreement between us and Vavrinek, it would be prudent to engage a firm with more resources to match our anticipated growth and operating complexity as well as a firm with several accelerated filer clients with stock that is publicly traded, like us. This decision was approved by our Audit Committee and our Board. During the time we engaged Vavrinek, including our two most recent fiscal years ended December 31, 2003 and 2004, Vavrinek has never issued to us an adverse opinion or a disclaimer of opinion, and none of Vavrinek's opinions during such periods were qualified or modified as to uncertainty, audit scope or accounting principals. Moreover, during the time we engaged Vavrinek, including our two more recent fiscal years ended December 31, 2003 and 2004, and up to the date of this filing, there has never been, at any time, any disagreements on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure which disagreement(s), if not resolved to the satisfaction of Vavrinek, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. During our two most recent fiscal years ended December 31, 2003 and 2004 and through the date of this filing, there has been no reportable event as defined in Item 304(a)(1)(iv) of Regulation S-K promulgated by the Securities and Exchange Commission.


     During our two more recent fiscal years ended December 31, 2003 and 2004, and up to the date of this filing, we have not consulted Crowe Chizek about any of the matters specified in Item 304 (a)(2)(i) or (ii) of Regulation S-K.


     We provided a copy of this disclosure to Vavrinek on the day this disclosure was filed with the Securities and Exchange Commission ("SEC") and we have requested that Vavrinek furnish us within 10 days a letter addressed to the SEC stating whether it agrees with these statements, and if not, stating why it disagrees. The letter received from Vavrinek will be filed by amendment to this report.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TEMECULA VALLEY BANCORP INC.


Date: September 6, 2005                By: /s/ STEPHEN H. WACKNITZ
                                           -----------------------
                                           Stephen H. Wacknitz
                                           Chief Executive Officer and President